EXHIBIT 10.2

                       AMERICAN TOWER SYSTEMS CORPORATION


                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT (this "Agreement") is made as of January 8, 1998 by and among American Tower Systems Corporation, a Delaware corporation ("ATS"), and each of the undersigned individuals (individually a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, the Purchasers desire to purchase, and ATS is willing to sell, shares of Class A Common Stock, par value $.01 per share, of ATS (the "Class A Common Stock"), shares of Class B Common Stock, par value $.01 per share, of ATS (the "Class B Common Stock), and shares of Class C Common Stock, par value $.01 per share, of ATS (the "Class C Common Stock and, collectively with the Class A Common Stock and the Class B Common Stock, the "ATS Common Stock"), all on the terms and subject to the conditions of this Agreement; and

         WHEREAS, ATS is party to an Agreement and Plan of Reorganization (as heretofore amended, the "Gearon Merger Agreement"), dated as of November 21, 1997, with Gearon & Company, Inc., a Georgia corporation ("Gearon"), pursuant to which Gearon will be merged (the "Gearon Merger") with and into ATS and it is a condition of the consummation of the Gearon Merger that an agreement of the nature contemplated hereby shall have been executed, delivered and consummated; and

         WHEREAS, ATS is party to an Agreement and Plan of Reorganization (the "ATC Merger Agreement"), dated as of December 12, 1997, with American Tower Corporation, a Delaware corporation ("ATC"), pursuant to which ATC will be merged (the "ATC Merger") with and into ATS and it is a condition of the consummation of the ATC Merger that an agreement of the nature contemplated hereby shall have been executed, delivered and consummated; and

         WHEREAS, ATS is a wholly-owned subsidiary of American Radio Systems Corporation, a Delaware corporation ("ARS"); and

         WHEREAS, ATS and the Purchasers wish to provide for the terms and conditions of the purchase and sale of the ATS Common Stock and certain related matters;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, in order to satisfy a condition to consummation of each of the Gearon Merger and the ATC Merger, and other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         SECTION 1.        Authorization and Closing.

         (a) Authorization of the Securities. ATS has authorized the issue and sale to the Purchasers, and the Purchasers, severally and not jointly, have agreed to purchase, the respective number of shares of ATS Common Stock set forth below opposite the names of the Purchasers (collectively, the "Subject Shares") at a purchase price equal to $10.00 per share.

         Name of Purchaser                           Number of Shares         Class of Stock
         -----------------                           ----------------         --------------
          Steven B. Dodge*                               4,000,000                 Class B
          Alan Box*                                        450,000                 Class A
          Charlton H. Buckley                              300,000                 Class A
          Chase Equity Associates                        2,000,000                 Class C
          James S. Eisenstein                               25,000                 Class A
          Arthur C. Kellar                                 400,000                 Class A
          Steven J. Moskowitz                               25,000                 Class A
          Thomas H. Stoner*                                465,000                 Class B
          Katharine E. Stoner*                              22,500                 Class B
          Theodore A. Stoner                                15,000                 Class A
          Thomas H. Stoner, Jr                              26,550                 Class A
          Thomas H. Stoner Irrevocable Trust                80,000                 Class B
          Ruth H. Stoner Irrevocable Trust                  82,450                 Class B
          Alden Elizabeth Stoner 35 Trust                   22,500                 Class A
          Thomas and Katharine Stoner Foundation            36,000                 Class A
          Ruth Rochelle Stoner                              50,000                 Class A

*        Indicates that payment to be made in the form of a Purchaser Note (collectively, the "Note
         Purchasers").


         (b) Purchase and Sale of the Subject Stock. At the Closing, subject to the terms and conditions set forth herein, ATS shall issue to each of the Purchasers, and each of the Purchasers, severally and not jointly, shall acquire from ATS, the respective number of Subject Shares set forth in Section 1(a). The obligation of each of the Purchasers shall not be conditioned on any other Purchaser satisfying its obligations under this Agreement. Payment of the purchase price shall be made by the delivery by each Purchaser as follows:

                  (i) each of the Purchasers, other than the Note Purchasers, will make payment in the form of a wire transfer of immediately available funds or bank cashier's or certified check; and

                  (ii) each of the Note Purchasers will make payment in the form of a promissory note (individually, a "Purchaser Note" and collectively, the "Purchaser Notes") substantially in the form of Exhibit A attached hereto and made a part hereof. Each Purchaser Note shall be secured by a pledge of shares of Common Stock, par value $.01 per share, of ARS (the "ARS Common Stock"), pursuant to the provisions of a pledge agreement (individually a "Pledge Agreement" and collectively the "Pledge Agreements") substantially in the form of Exhibit B attached hereto and made a part hereof.

         (c) The Closing. The closing (the "Closing") of the issue and acquisition of the Subject Shares shall take place at the offices of Sullivan & Worcester, New York, New York at 10:00 a.m. simultaneously with the effectiveness of the Gearon Merger, or at such other date and place as may be mutually agreeable to ATS and a majority in interest of the Purchasers. At the Closing, ATS shall deliver to each of the Purchasers, against delivery of cash or the appropriate Purchaser Notes and Pledge Agreements, as the case may be, stock certificates evidencing the Subject Shares to which the respective Purchasers are entitled, registered in the name of such Purchaser or his or its nominee. Any wire transfer of funds shall be made to such bank account in the United States as shall have been designated in writing by ATS not less than two (2) business days prior to the Closing. ATS shall promptly notify each of the Purchasers of the proposed date of consummation of the Gearon Merger.

         SECTION 2. Conditions of each Purchaser's Obligation. The obligation of each Purchaser to acquire the Subject Shares to be purchased by such Purchaser at the Closing is subject to the satisfaction (or waiver in writing by such Purchaser) as of the Closing of the following conditions:

                  (a) Representations and Warranties; Covenants. The representations and warranties contained in Section 4 shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and ATS shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

                  (b) CBS Merger Agreement. ARS, R Acquisition Corp., a Delaware corporation ("CBS Sub"), a wholly-owned subsidiary of CBS Corporation (formerly Westinghouse Electric Corporation), a Pennsylvania corporation ("CBS")) and CBS have heretofore entered into an Agreement and Plan of Merger, dated as of September 19, 1997, as amended and restated by an Amended and Restated Agreement and Plan of Merger, dated as of December 18, 1997 (as so amended and restated, the "CBS Merger Agreement"), and the CBS Merger Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified in any respect materially adverse to ATS.

                  (c) Gearon Merger Agreement. The Gearon Merger Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified in any respect materially adverse to ATS, and the Gearon Merger shall have been or simultaneously to the Closing will be consummated substantially in accordance with the terms of the Gearon Merger Agreement.

                  (d) ATC Merger Agreement. The ATC Merger Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified in any respect materially adverse to ATS.

                  (e) Registration Rights Agreement. ATS shall have executed and delivered to each of the Purchasers an agreement substantially in the form of Exhibit C attached hereto and made a part hereof (the "Registration Rights Agreement").

                  (f) Blue Sky Clearance. ATS shall have made all filings under applicable state securities laws necessary to consummate the issue of the Subject Shares pursuant to this Agreement in compliance with such laws.

                  (g) Legal Opinion. ATS shall have delivered to each of the Purchasers an opinion of Sullivan & Worcester LLP, counsel for ATS, as to the due organizations and corporate existence of ATS, the due authorization, execution, delivery and binding effect of this Agreement, and the due authorization and valid issuance of the Subject Shares and their fully paid and nonassessable status.

                  (h) Proceedings. All corporate and other proceedings taken or required to be taken by ATS in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their counsel.

                  (i) Closing Documents. ATS shall have delivered to each of the Purchasers all of the following documents:

                           (i) an officer's  certificate,  dated the date of the
                  Closing,  stating that the conditions  specified in paragraphs
                  (a) through (f) of this Section have been satisfied in all material respects;

                           (ii) certified copies of the resolutions duly adopted
                  by the ATS board of directors and, to the extent applicable, ARS, as the sole stockholder of ATS, authorizing the execution, delivery and performance of this Agreement, the CBS Merger Agreement, the Gearon Merger Agreement, the ATC Merger Agreement and each of the other agreements contemplated hereby, the issuance of the Subject Shares, and the consummation of all other transactions contemplated by this Agreement;

                           (iii) certified copies of the Restated Certificate of
                  Incorporation (the "Restated Certificate") and the bylaws of ATS, each as in effect at the Closing;

                           (iv) certified copies of the CBS Merger Agreement, the Gearon Merger Agreement and the ATC Merger Agreement as in effect at the Closing;

                           (v) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions contemplated hereby (including, without limitation, all state securities law filings); and

                           (vi) such other documents, instruments and certificates relating to the transactions contemplated by this Agreement as any Purchaser or his or its counsel may reasonably request.

         SECTION 3. Conditions of ATS' Obligation. The obligation of ATS to issue and sell the Subject Shares to each Purchaser at the Closing is subject to the satisfaction (or waiver in writing by ATS) as of the Closing of the following conditions:

                  (a) Representations and Warranties; Covenants. The representations and warranties of such Purchaser contained in Section 5 shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and such Purchaser shall have performed in all material respects all of the covenants required to be performed by him or it hereunder prior to the Closing.

                  (b) CBS Merger Agreement. The CBS Merger Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified in any respect materially adverse to ATS.

                  (c) Gearon Merger Agreement. The Gearon Merger Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified in any respect materially adverse to ATS, and the Gearon Merger shall have been or proposed simultaneously with the Closing to be consummated substantially in accordance with the terms of the Gearon Merger Agreement.

                  (d) ATC Merger Agreement. The ATC Merger Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified in any respect materially adverse to ATS.

                  (e) Registration Rights Agreement. Each of the Purchasers shall have executed and delivered to ATS the Registration Rights Agreement.

                  (f) Blue Sky Clearance. The issue and sale of the Subject Stock shall not be in violation of any applicable state securities laws.

                  (g) Proceedings.  All corporate and other proceedings taken or required to be taken by such Purchaser in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to ATS and its counsel.

                  (h) Closing Documents. Such Purchaser shall have delivered to ATS such documents, instruments and certificates relating to the transactions contemplated by this Agreement as ATS or its counsel may reasonably request and, in the case of the Note Purchasers, the Purchaser Note and the Pledge Agreement, together with evidence of the pledge of shares of ARS Common Stock contemplated by the Pledge Agreement.

                  SECTION 4. Representations and Warranties of ATS. As a material inducement to the Purchasers to enter into this Agreement and purchase the Subject Shares, ATS hereby makes the following representations and warranties to each of the Purchasers.

                  (a) Organization and Corporate Power. ATS and each of its subsidiaries is an Entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business in each jurisdiction in which the failure so to qualify would reasonably be expected to have a material adverse effect on the business, financial condition or results of operation of ATS and its subsidiaries taken as a whole. ATS and each of its subsidiaries has all requisite corporate and other power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and, in the case of ATS, to execute and deliver and consummate the transactions contemplated by this Agreement.

                  (b) Material Statements and Omissions; Absence of Events. The information with respect to ATS included in the ATS Information Statement/Prospectus, dated December , 1997 heretofore delivered by ATS to each of the Purchasers (the "ATS Information Statement/Prospectus") does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact required to make any statement contained herein or therein, in light of the circumstances under which they were made, not misleading. Since the date of the most recent financial statements set forth in the ATS Information Statement/Prospectus, except to the extent described in the ATS Information Statement/Prospectus, there has been no material adverse change in ATS.

                  (c)      Capital Stock and Related Matters.

                  (i) The authorized and issued capital stock of ATS is as set forth in the ATS Information Statement/Prospectus. ATS does not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor does it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except as set forth in the ATS Information Statement/Prospectus. ATS is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock. All of the outstanding shares of the ATS Common Stock are, and all of the Subject Shares and the Exchanged Shares will, upon issuance pursuant to the provisions of this Agreement, be, duly authorized, validly issued, fully paid and nonassessable.

                  (ii) There are no statutory or, to the best of ATS' knowledge, contractual stockholder preemptive rights or rights of refusal with respect to the issuance of the Subject Shares or the Exchanged Shares. ATS has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and, based on the representations and warranties of the Purchasers set forth in Section 5(g), the offer, sale and issuance of the Subject Shares and the Exchanged Shares hereunder do not require registration under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws.

                  (d) Authorization; No Breach. The execution, delivery and performance of this Agreement, the CBS Merger Agreement, the ATS Merger Agreement, the Registration Rights Agreement and all other agreements contemplated hereby to which ATS is or will be a party have been duly authorized by ATS. This Agreement, the CBS Merger Agreement, the Gearon Merger Agreement, the ATC Merger Agreement, the Registration Rights Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of ATS, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws of general applicability affecting the enforcement of creditors' or secured parties' rights or debtors' obligations generally and (ii) the availability of specific performance or other equitable remedies may be limited by equitable principles of general applicability (whether such matter is considered in a proceeding at law or in equity). The (x) execution and delivery by ATS of this Agreement, the Registration Rights Agreement and the Pledge Agreement, (y) offering, sale and issuance of the Subject Shares and the Exchanged Shares hereunder, and (z) fulfillment of and compliance with the respective terms hereof and thereof by ATS, do not and shall not, except in respect of clause (z) above, for filings and other actions to be performed upon the occurrence of certain future events, as contemplated by the Registration Rights Agreement, (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon ATS' or any subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or by-laws or other organizational documents of ATS or any subsidiary, or any law, statute, rule or regulation to which ATS or any subsidiary is subject, or any contract, agreement, instrument, order, judgment or decree to which ATS or any subsidiary is subject, which such authorization, consent, approval, exemption, action or notice has not been obtained, except in all cases for such exceptions as would not, individually or in the aggregate, have a material adverse effect on the business, financial conditions or results of operation of ATS and its subsidiaries taken as a whole.

                  (e) Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon ATS or any subsidiary. ATS shall pay, and hold each of the Purchasers harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                  (f) Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by ATS of this Agreement or the other agreements contemplated hereby, or the consummation by ATS of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or therein or in the exhibits hereto or thereto.

         SECTION 5. Representations and Warranties of each Purchaser. As a material inducement to ATS to enter into this Agreement and issue and sell the Subject Shares and exchange the Exchanged Shares, each of the Purchasers, severally and not jointly with respect to himself or itself, hereby makes the following representations and warranties to ATS and each of the other Purchasers.

                  (a) Organization and Power. Such Purchaser, if a corporation, partnership, trust or other legal entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate, partnership, trust or other power and authority to execute and deliver and consummate the transactions contemplated by this Agreement.

                  (b) Authorization; No Breach. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and all other agreements contemplated hereby (including without limitation in the case of the Note Purchasers, the Purchaser Note and Pledge Agreement to be delivered by such Purchaser) to which such Purchaser is or will be a party have been duly authorized by such Purchaser. This Agreement, the Registration Rights Agreement and all other agreements contemplated hereby (including without limitation in the case of the Note Purchasers, the Purchaser Note and Pledge Agreement to be
         delivered by such Purchaser) to which such Purchaser is or will be a party each constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws of general applicability affecting the enforcement of creditors' or secured parties' rights or debtors' obligations generally and (ii) the availability of specific performance or other equitable remedies may be limited by equitable principles of general applicability (whether such matter is considered in a proceeding at law or in equity). The (x) execution and delivery by such Purchaser of this Agreement, the Registration Rights Agreement and all other agreements contemplated hereby (including without limitation in the case of the Note Purchasers, the Purchaser Note and Pledge Agreement to be delivered by such Purchaser) to which such Purchaser is or will be a party, and (y) fulfillment of and compliance with the respective terms hereof and thereof by such Purchaser, do not and shall not, except in respect of clause (y) above, for filings and other actions to be performed upon the occurrence of certain future events, as contemplated by the Registration Rights Agreement, (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon such Purchaser's assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, any law, statute, rule or regulation to which such Purchaser is subject, or any contract, agreement, instrument, order, judgment or decree to which such Purchaser is subject, which such authorization, consent, approval, exemption, action or notice has not been obtained.

                  (c) Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon such Purchaser. Such Purchaser shall pay, and hold each of ATS and the other Purchasers harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                  (d) ARS Common Stock. All shares of ARS Common Stock pledged by each Note Purchaser pursuant to the provisions of such Purchaser's Pledge Agreement, have, to such Purchaser's knowledge, been duly authorized, validly issued, fully paid and nonassessable; such Purchaser owns such shares free and clear of all liens and encumbrances, other than those created by such Pledge Agreement.

                  (e) Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by such Purchaser of this Agreement or the other agreements contemplated hereby, or the consummation by such Purchaser of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or therein or in the exhibits hereto or thereto.

                  (f) Investment Representation. Such Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act. The Subject Shares and, if applicable, the Exchanged Shares to be acquired by such Purchaser are being acquired solely for the account of such Purchaser for purposes of investment and not with a view to the sale, transfer or other distribution thereof, as those terms are used in the Securities Act and the rules and regulations promulgated thereunder; provided, however, that nothing contained herein shall prevent such Purchaser and subsequent holders of Subject Shares or, if applicable, Exchanged Shares from transferring such securities in compliance with the applicable provisions of the Securities Act (including without limitation Rule 144 promulgated thereunder) and applicable state securities laws. Each Purchaser, severally and not jointly, covenants and agrees that he or it will not sell, assign, transfer or otherwise dispose of any of the Subject Share or, if applicable, Exchanged Shares to be acquired by such Purchaser in violation of the Securities Act or applicable state securities laws. Each certificate for Subject Shares and Exchanged Shares shall be imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF JANUARY , 1998, BETWEEN THE ISSUER ("ATS") AND THE PURCHASERS NAMED THEREIN, AND ATS RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY ATS TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

         SECTION 6.        Miscellaneous.

         (a) Termination. This Agreement may be terminated with the mutual consent of the Purchasers and ATS.

         (b) Amendment. This Agreement may be amended, from time to time, by the parties hereto at any time prior to the Closing Date but only by an instrument in writing signed by the parties hereto or their respective successors or assigns.

         (c) Waiver. At any time prior to the Closing Date, the parties may, either generally or in a particular instance and either retrospectively or prospectively, extend the time for the performance of any of the obligations or other acts of the other, and waive compliance by the other with any of the agreements, covenants, conditions or other provisions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         (d) Expenses. ATS agrees to pay the reasonable out-of-pocket expenses of the Purchasers incident to the negotiation, preparation, performance and enforcement of this Agreement (including all reasonable fees and expenses of Purchasers' counsel (not to exceed in the aggregate $20,000), accountants and other consultants, advisors and representatives for all activities of such persons undertaken pursuant to this Agreement).

         (e) Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, or by recognized courier service, (b) sent by telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid, or by recognized courier service) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if, other than an individual, shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

         If to ATS:        116 Huntington Avenue
                           Boston, Massachusetts 02116
                           Attention:   Joseph L. Winn, Chief Financial Officer
                           Telecopier No.:  (617) 375-7575

         with a copy to:   Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attention:  Norman A. Bikales, Esq.
                           Telecopier No.:  (617) 338-2880; and

         If to any of the Purchasers, at the address set forth in the stock records of ATS;

or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

         (f) Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that in the event the other party should refuse to perform any of its obligations under this Agreement, the remedy at law would be inadequate and agrees that for breach of such provisions, each party shall, in addition to such other remedies as may be available to it at law or in equity, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by applicable law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting each party from pursuing any other remedies available to it under applicable law or pursuant to the provisions of this Agreement for such breach or threatened breach, including without limitation the recovery of damages.

         (g) Survival of Representations, Warranties, Covenants and Agreements. All of the representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing.

         (h) Severability. If any term or provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to affect materially and adversely either the Purchasers or ATS, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the intent and purpose of this Agreement is fulfilled and consummated to the maximum extent possible.

         (i)   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all of the parties. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         (j) Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         (k) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of The Commonwealth of Massachusetts applicable to contracts made and performed in such State and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction, except to the extent the corporate laws of the State of Delaware are applicable. Anything in this Agreement to the contrary notwithstanding, in the event of any dispute between the parties which results in a legal action, litigation or other proceeding, the prevailing party shall be entitled to receive from the non-prevailing party reimbursement for reasonable legal fees and expenses incurred by such prevailing party in such legal action, litigation or other proceeding.

         (l) Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such other agreements, instruments or other documents and other assurances, as the other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         (m) Entire Agreement. This Agreement (together with the other agreements, instruments and other documents delivered in connection herewith) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, understandings, inducements, representations and negotiations, expressed or implied, oral or written, among the parties, with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, undertakings, inducements, representations, warranties and negotiations, expressed or implied, oral or written, between the parties, with respect to the subject matter hereof. Each of the parties is a sophisticated investor or legal entity that was advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with this Agreement. Each of the parties hereby acknowledges that (i) none of the parties has relied or will rely in respect of this Agreement or the transactions contemplated hereby upon any document or written or oral information previously furnished to or discovered by it or its representatives, other than this Agreement (or such of the foregoing as are delivered at the Closing, (ii) there are no covenants or agreements by or on behalf of any party or any of its respective affiliates or representatives other than those expressly set forth in this Agreement and the other agreements, instruments and other documents delivered in connection herewith, and (iii) the parties' respective rights and obligations with respect to this Agreement and the events giving rise thereto will be solely as set forth in this Agreement and such other agreements, instruments and other documents. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT AND, IN THE CASE OF THE NOTE PURCHASERS, THE PLEDGE AGREEMENT, NONE OF THE PARTIES MAKES ON BEHALF OF ITSELF AND ITS DIRECTORS, OFFICERS, STOCKHOLDERS, PARTNERS, TRUSTEES, BENEFICIARIES AND OTHER AFFILIATES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ON BEHALF OF ITSELF AND ITS OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, TRUSTEES, BENEFICIARIES AND OTHER AFFILIATES ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, TRUSTEES, BENEFICIARIES, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

         (n) Assignment. This Agreement shall not be assignable by any party and any such assignment shall be null and void, except that it shall inure to the benefit of and be binding upon any successor to each party by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets, and, in the case of the Purchasers, their respective executors, trustees, and heirs, and any person to whom any of them shall have transferred any of the Subject Shares or the Exchanged Shares not in violation of this Agreement. Notwithstanding the foregoing, ATS may assign its rights and remedies hereunder to any bank or other financial institution which has loaned funds or otherwise extended credit to it.

         (o) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the parties and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as otherwise provided in Section 6(n).

         (p) Certain Definitions. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. References to "hereof," "herein" or similar terms are intended to refer to the Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section or article and not a particular subsection thereof.

         (q) Mutual Drafting. This Agreement is the result of the joint efforts of ATS and the Purchasers, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against either party based on any presumption of that party's involvement in the drafting thereof. Each of the parties is a sophisticated legal entity or individual that was advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with this Agreement.


                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

         IN WITNESS WHEREOF, each of the parties hereto had caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                 American Tower Systems Corporation


                                 By: ________________________________
                                 Name:
                                 Title:


                                 ------------------------------------
                                 Alan L. Box


                                 ------------------------------------
                                 Charlton H. Buckley

                                 Chase Equity Associates, L.P.
                                 By Chase Capital Partners, General Partner


                                 ------------------------------------
                                 Name:
                                 Title:


                                 ------------------------------------
                                 Steven B. Dodge


                                 ------------------------------------
                                 James S. Eisenstein


                                 ------------------------------------
                                 Arthur C. Kellar


                                 ------------------------------------
                                 Steven J. Moskowitz


                                 -------------------------------------
                                 Katharine E. Stoner

                                 -------------------------------------
                                 Ruth Rochelle Stoner


                                 -------------------------------------
                                 Theodore A. Stoner


                                 ------------------------------------
                                 Thomas H. Stoner

                                 Thomas H. Stoner and Bessemer Trust Company,
                                 Trustees of Ruth H. Spencer Irrevocable Trust


                                 By:__________________________________
                                       Name:
                                       Title:

                                 Bessemer Trust Company, Trustee of
                                 Thomas H. Stoner Irrevocable Trust

                                 By:__________________________________
                                       Name:
                                       Title:

                                 Thomas and Katharine Stoner Foundation


                                 By:__________________________________
                                       Name:
                                       Title:


                                 -------------------------------------
                                 Thomas Stoner, Jr.

                                 Bessemer Trust Company, Trustee of
                                 Alden Elizabeth Stoner 35 Trust


                                 By:__________________________________
                                       Name:
                                       Title: